Exhibit 10.1

EXECUTION VERSION

NINTH AMENDMENT
TO
AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of April 22, 2022, is entered into by and among the following parties:

(i)	the Borrowers identified on the signature pages hereto;
(ii)	UHS Receivables Corp., as Collection Agent;
(iii)	UHS of Delaware, Inc., as Servicer;
(iv)	Universal Health Services, Inc., as Performance Guarantor; and
(v)	PNC Bank, National Association (“PNC”), as Liquidity Bank, LC Participant for PNC’s Lender Group, Co‑Agent for PNC’s Lender Group, LC Bank, and Administrative Agent.

Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Credit and Security Agreement defined below.

BACKGROUND

1.The parties hereto have entered into that certain Amended and Restated Credit and Security Agreement, dated as of October 27, 2010 (as amended, supplemented and otherwise modified from time to time, the “Credit and Security Agreement”).

2.The parties hereto desire to amend the Credit and Security Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Amendments to the Credit and Security Agreement.  The Credit and Security Agreement is hereby amended as follows:

(a)The following new sentence is added to the end of Section 4.5(e):

The parties hereto agree that a Benchmark Unavailability Period shall have commenced on the Ninth Amendment Date, and that on and after the Ninth Amendment Date any request by the Borrowers for a Loan will be deemed to be a request for a Loan of bearing interest at the Alternate Base Rate.

(b)The definition of “Facility Termination Date” in Exhibit I is replaced in its entirety with the following:

“Facility Termination Date” means the earlier of (i) July 22, 2022 and (ii) the Amortization Date.

(c)The following defined term is added to Exhibit I in appropriate alphabetical order:

“Ninth Amendment Date” means April 22, 2022.

SECTION 2.Representations and Warranties.  Each Borrower, the Collection Agent, the Servicer and the Performance Guarantor hereby represents and warrants to the Lenders, the Co-Agents and the Administrative Agent as follows:

(a)Representations and Warranties.  The representations and warranties made by such Person in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the other Transaction Documents to which such Person is a party, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)No Amortization Event.  After giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event or Unmatured Amortization Event has occurred and is continuing.

SECTION 3.Effectiveness.  This Amendment shall become effective on the date hereof (the “Effective Date”) upon receipt by the Administrative Agent of the counterparts to this Amendment executed by each of the parties hereto.

SECTION 4.CHOICE OF LAW; CONSENT TO JURISDICTION.

(a)THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(b)EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND EACH SUCH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR

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HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH LOAN PARTY PURSUANT TO THIS AMENDMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

SECTION 5.Effect of Amendment.  All provisions of the Credit and Security Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Credit and Security Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Credit and Security Agreement shall be deemed to be references to the Credit and Security Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Credit and Security Agreement other than as set forth herein.

SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.Transaction Document.  This Amendment shall constitute a Transaction Document for all purposes.

SECTION 8.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Credit and Security Agreement or any provision hereof or thereof.

SECTION 9.Severability.  If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Credit and Security Agreement.

SECTION 10.Ratification.  After giving effect to this Amendment and each of the other agreements, documents and instruments contemplated in connection herewith, the Performance Undertaking, along with each of the provisions thereof, remains in full force and effect and is hereby ratified and reaffirmed by the Performance Guarantor and each of the other parties hereto.

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[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Aiken Regional Receivables, L.L.C.,

District Hospital Partners Receivables, L.L.C.,

Fort Duncan Medical Receivables, L.L.C.,

Lancaster Hospital Receivables, L.L.C.,

Laredo Regional Receivables, L.L.C.,

Manatee Memorial Receivables, L.L.C.,

McAllen Hospitals Receivables, L.L.C.,

Northwest Texas Healthcare Receivables, L.L.C.,

Sparks Family Hospital Receivables, L.L.C.,

Summerlin Hospital Receivables, L.L.C.,

Temecula Valley Hospital Receivables, L.L.C.,

TEXOMA HEALTHCARE SYSTEM RECEIVABLES, L.L.C.,

UHS of Oklahoma Receivables, L.L.C.,

UHS-Corona Receivables, L.L.C.,

Rancho Springs Receivables, L.L.C.,

Valley Health System Receivables, L.L.C. and

Wellington Regional Receivables, L.L.C.,
as Borrowers

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano

Title: Treasurer

S-1	Ninth Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

UHS RECEIVABLES CORP.,
as Collection Agent

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano

Title: Treasurer

UHS OF DELAWARE, INC.,
as Servicer

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano

Title: Senior Vice President and Treasurer

UNIVERSAL HEALTH SERVICES, INC.,
as Performance Guarantor

By: /s/ Cheryl K. Ramagano

Name: Cheryl K. Ramagano

Title: Senior Vice President and Treasurer

S-2	Ninth Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)

PNC BANK, NATIONAL ASSOCIATION,
as LC Participant, Liquidity Bank
and as LC Bank

By: /s/ Eric Bruno

Name: Eric Bruno

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Co-Agent and Administrative Agent

By: /s/ Eric Bruno

Name: Eric Bruno

Title: Senior Vice President

S-3	Ninth Amendment to A&R Credit and Security Agreement (UHS Receivables Corp.)